Exhibit 99.2

GMS Quarterly Review Fiscal Q4 2018

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Examples of forward-looking statements include those related to net sales, gross profit, gross margins, capital expenditures and market share growth, as well as non-GAAP financial measures such as Adjusted EBITDA, the ratio of debt-to-Adjusted EBITDA, adjusted net income and base business sales, including any management expectations or outlook for fiscal 2019 and beyond. In addition, statements regarding potential acquisitions and future greenfield locations and statements regarding the impact of the recent tax legislation, fiscal 2018 and 2019 effective tax rates and the expected use of tax savings are forward-looking statements, as well as statements regarding the markets in which the Company or Titan operates, product expansion opportunities and the potential for growth in the commercial, residential and repair and remodeling, or R&R, markets. In addition, statements relating to the Titan acquisition, including the combination of best practices, statements regarding expected synergies, cost savings, margin improvement, expected accretion and its expected contribution to the Company’s Adjusted EBITDA for the eleven months ending April 30, 2019, are forward-looking statements. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, margin, supply, and/or demand for products which we distribute; general economic and business conditions in the United States and Canada; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; the possibility that the expected synergies and cost savings and financial impacts from the Titan acquisition will not be realized, or will not be realized within the expected time period; the risk that the GMS and Titan businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships and to accomplish other GMS objectives; the risk of customer attrition; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of June 28, 2018. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to June 28, 2018. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Financial information related to Titan’s performance in periods prior to the acquisition included in this release were provided by Titan and are unaudited. 2

Fiscal Q4 and Fiscal 2018 Highlights

Fiscal Q4 2018 Highlights	▪ We achieved solid fourth quarter results, capping off a successful fiscal 2018
	  ▪ Net sales increased 3.4% to a record $635.8 million, base business net sales up 2.0%
	  ▪ Wallboard price increased 2.4%
	  ▪ Net income of $9.9 million, or EPS of $0.24 per diluted share
	  ▪ Adjusted EBITDA declined 3.9% to $50.1 million
	▪ Opened greenfield location in Hartford, CT on February 1, 2018
	▪ On April 2, 2018, acquired the GSD distribution operations of Grabber Construction Products, Inc. in Concord, CA and the GSD assets of CMH Distributing, Inc. in Kearney, NE

Fiscal 2018 Highlights	▪ Sales increased 8.3% to a record $2.5 billion, base business net sales up 4.5% ▪ Net income of $63.0 million, or EPS of $1.49 per diluted share, grew $14.1 million or 28.8% ▪ Adjusted EBITDA increased 5.9% to a record $199.3 million ▪ Executed 5 acquisitions and opened 3 new greenfields
Strategic Cost Reduction Plan	▪ Initiated a strategic cost reduction plan in May of this year to improve our operational efficiency ▪ We expect the actions that we have taken to generate annualized cost savings of approximately $20.0 million dollars
Titan Acquisition Update	▪ Closed June 1, 2018, establishing 30 location footprint in Canada and expanding the leading North American distributor of wallboard and ceilings with over 240 locations across 42 states and 5 provinces ▪ Pro forma LTM 4/30/18 net sales of ~$3 billion and Adjusted EBITDA of ~$302 million (1) ▪ Expected to be immediately accretive to Adjusted EPS and Adjusted EBITDA margin

(1) For illustrative purpose only. Not prepared in accordance with Regulation S-X pro forma requirements. Actual results may vary. See "Forward-Looking Statement Safe Harbor" on page 2 of this presentation.

GMS
GYPSUM MANAGEMENT & SUPPLY

3

Titan Acquisition Creates Well-Balanced Platform Built for Growth in the United States and Canada Sales by Product (LTM) End Market Mix (LTM) Combined (2) Revenue (LTM) $2.5 billion $0.5 billion $3.0 billion Distribution Branches 214 30 244 Number of Employees 4,600 1,200 5,800 Based on financial information provided by Titan, calculated using 12/31/17 audited financial statements rolled forward for January through April 2018’s unaudited results. For illustrative purpose only. Not prepared in accordance with Regulation S-X pro forma requirements. Actual results may vary. See “Forward-Looking Statement Safe Harbor” on page 2 of this presentation. (US$ in millions) 4 (1) (LTM as of April 30, 2018) Wallboard ~44% Steel ~ 16% Ceilings ~ 15% Insulation ~ 4% Other ~20% Wallboard , 43% Steel , 15% Ceilings , 13% Insulation , 7% Other , 23% Residential ~40% Commercial ~60% Residential ~45% Commercial ~55% Residential 61% Commercial / Industrial 27% Two - Step Distribution 12% Wallboard 32% Steel 6% Ceilings , 3% Insulation 19% Other 40%

Fiscal 2018 Pro Forma Summary

$ in millions	FY18 GMS Actual	Lease Impact	FY18 GMS PF	Titan + Synergies [2]	FY18 GMS Combined PF [3]
Net Sales	**$2,511.5**		**$2,511.5**	**$478.4**	**$2,989.9**
Adjusted EBITDA [1]	**$200.5**	**$23.0**	**$223.5**	**$78.4**	**$301.9**
Adjusted EBITDA Margin [1]	**7.9%**		**8.9%**		**10.1%**
Improvement vs. Actual			*+100bps*		*+220bps*

Pro Forma Net Sales & Gross Margin [3]



($ in millions, April FYE)
$991
$1,162
$1,353
$1,570
$1,858
$2,319
$2,511
$2,989
+61% since May 2016 IPO
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17
FY-18
FY-18 PF

Pro Forma Adjusted EBITDA [1] [3]



($ in millions, April FYE)
$32
$57
$87
$114
$8
$106
$150
$12
$138
$198
$10
$188
$201
$1
$199
$302
$103
$199
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17
FY-18
FY-18 PF
% Margin (1)
3.3%
5.0%
6.4%
6.7%
7.4%
8.1%
7.9%
10.1%
+600bps, excl. $23mm lease impact

(1) FY2015, FY2016, FY2017 and FY2018 PF Adj. EBITDA includes approximately $8.1 million, $12.1 million, $9.5 million and $1.3 million, respectively, from entities acquired in FY2015, FY2016, FY2017 and FY2018 respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin excludes the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of PF Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix page 15.

(2) Based on financial information provided by Titan, calculated using 12/31/17 audited financial statements rolled forward for January through April 2018's unaudited results.

(3) For illustrative purpose only. Not prepared in accordance with Regulation S-X pro forma requirements. Actual results may vary. See "Forward-Looking Statement Safe Harbor" on page 2 of this presentation.

GMS GYPSUM MANAGEMENT & SUPPLY

5

Fiscal Q4 2018 Performance Gross Profit ($ mm) Fiscal Q4 2018 Gross Profit & Margin Adj. EBITDA(2) ($ mm) Fiscal Q4 2018 Adjusted EBITDA (2) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. For a reconciliation of Adj. EBITDA to Net Income, the most directly comparable GAAP metric, see Appendix. Margin (2): 8.5% 7.9% 2.0% organic sales growth, led by steel framing (5.5%), ceilings (+5.1%) and other products (+4.6%) Gross margin declined 30 bps from prior year Adjusted EBITDA declined 3.9% to $50.1 million reflecting lower gross margin on low single digit sales growth Adjusted EBITDA margin declined 60 bps from prior year, impacted by the 30 basis point decrease in gross margin and 30 basis point increase in SG&A expense, driven primarily by higher logistics costs Commentary (3.9%) YOY Fiscal Q4 2018 Performance 6 $52.1 $50.1 - 10.0 20.0 30.0 40.0 50.0 Fiscal Q4 2017 Fiscal Q4 2018 ($ in millions) Fiscal Q4 YOY Base FY17 FY18 Growth Business (1) WB Volume (MSF) 906 878 (3.1%) (3.6%) WB Price ($ / MSF) 311 $ 319 $ 2.4% Net Sales Wallboard 282.2 $ 280.0 $ (0.8%) (1.4%) Ceilings 87.5 95.6 9.3% 5.1% Steel Framing 100.2 107.0 6.8% 5.5% Other Products 145.1 153.2 5.6% 4.6% Total Net Sales 615.0 $ 635.8 $ 3.4% 2.0%

Fiscal 2018 Performance Gross Profit ($ mm) Fiscal 2018 Gross Profit & Margin Adj. EBITDA(2) ($ mm) Fiscal 2018 Adjusted EBITDA (2) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. For a reconciliation of Adj. EBITDA to Net Income, the most directly comparable GAAP metric, see Appendix. Margin (2): 8.1% 7.9% 4.5% organic sales growth, led by ceilings (+9.0%), other products (+7.0%) and steel framing (+5.4%) Gross margin declined approximately 10 bps from prior year Adjusted EBITDA increased 5.9% to a record $199.3 million, driven by strong sales growth Adjusted EBITDA margin declined 20 bps from prior year, primarily the result of a slight decrease in gross margin and a slight increase in SG&A Commentary +5.9% YOY Fiscal 2018 Performance 7 $188.2 $199.3 - 50.0 100.0 150.0 200.0 Fiscal 2017 Fiscal 2018 ($ in millions) Fiscal YOY Base FY17 FY18 Growth Business (1) WB Volume (MSF) 3,457 3,548 2.6% (0.5%) WB Price ($ / MSF) 306 $ 313 $ 2.2% Net Sales Wallboard 1,058.4 $ 1,109.5 $ 4.8% 1.5% Ceilings 341.0 387.4 13.6% 9.0% Steel Framing 374.2 411.6 10.0% 5.4% Other Products 545.6 603.0 10.5% 7.0% Total Net Sales 2,319.1 2,511.5 8.3% 4.5%

Fiscal 2018 Results – Operating Expenses 8 Full Year SG&A & SG&A % of Sales FY2018 vs. FY2017 SG&A Bridge Organic Adjusted SG&A expenses increased ~3.6% in Q4 and ~4.7% in fiscal 2018, primarily the result of higher logistics costs Significant cost reductions implemented since May 2018 G&A headcount reductions effective 6/26/18 Other G&A (travel & entertainment, professional fees, etc.) Total annualized Additional cost reduction initiatives underway, while continuing to invest in opportunities to increase sales and expand margin Commentary Adjusted SG&A excludes any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year, as well as Adjusted EBITDA add backs. For a reconciliation of Adjusted SG&A to Reported SG&A, see Appendix page 18. Adjusted SG&A PF includes the impact of the $20.0 million cost reduction plan. (2) 25.2% 25.2% 24.9% 25.0% 24.1% Organic SG&A ($ in millions) ($ in millions) (1) $585.1 $633.9 $541.7 $567.1 $547.1 $480 $500 $520 $540 $560 $580 $600 $620 $640 $660 FY2017 FY2018 GAAP SG&A Adjusted SG&A Adjusted SG&A PF FY18 Q4 FY18 Payroll & Payroll Related 1.5 $ 13.8 $ Equipment Leases - Logistics 0.8 4.5 Fuel - Logistics 1.1 2.6 All Other 1.5 4.5 Total Adjusted SG&A (1) 4.9 $ 25.4 $ EBITDA Add-Backs 1.3 2.3 SG&A - Acquisitions 2.5 21.1 Total GAAP SG&A 8.7 $ 48.8 $ $16.6 mm 3.4 mm $20.0 mm

Capital Structure Pre and Post Titan Transaction

Commentary

- Pre Titan transaction capital structure as of 4/30/18:
  - Leverage of 2.8x Net Debt / LTM Pro Forma Adj. EBITDA, down from 2.9x Net Debt / LTM Pro Forma Adj. EBITDA as of 4/30/17
- Post Titan transaction capital structure as of 4/30/18:
  - Pro Forma leverage of 4.1x Net Debt / LTM Pro Forma Adj. EBITDA
  - Compares favorably to 6.0x Net Debt / LTM Pro Forma Adj. EBITDA as of 4/30/14 and 4.3x pre-IPO
- Moody's and Standard & Poor's maintained current rating of B1/BB-
- FY18 PF capital structure reflects the conversion of existing GMS equipment operating leases to capital leases effective May 1, 2018 and the expected increase to PP&E and debt accounts by ~$75 million.

Leverage Summary

(US$ in millions)	FY16	FY17	FY18	FY18 PF (3)
Cash and cash equivalents	$19	$15	$36	$12
Asset-Based Revolver	102	103	-	143
Term Debt	542	478	573	998
Assumed Liability for Prior Ownership	-	-	-	15
Capital Lease and Other (1)	14	14	23	99
Total Debt	**$658**	**$595**	**$596**	**$1,255**
PF Adj. EBITDA (2)	$150	$198	$201	$302
Total Debt / PF Adj. EBITDA	4.4x	3.0x	3.0x	4.2x
Net Debt / PF Adj. EBITDA	4.3x	2.9x	2.8x	4.1x

Net Debt / PF Adjusted EBITDA



4.3x
2.9x
2.8x
4.1x
FY16
FY17
FY18
FY18 PF (3)

(1) FY18 PF capital structure reflects the conversion of existing GMS equipment operating leases to capital leases effective May 1, 2018 and the expected increase to PP&E and debt accounts by ~$75 million.
(2) FY18 PF Adjusted EBITDA reflects the favorable impact to Adjusted EBITDA of ~$23 million related to the conversion of existing equipment operating leases to capital leases and $78 million of PF Adjusted EBITDA, including synergies, from the Titan acquisition.
(3) For illustrative purposes only. Not prepared in accordance with Regulation S-X pro forma requirements. Actual results may vary. See "Forward-Looking Statement Safe Harbor" on page 2 of this presentation.

GMS
GYPSUM MANAGEMENT & SUPPLY

9

Leading Specialty Distributor Poised for Continued Growth 10 Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Market Leading Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on growth in Large, Diverse End Markets Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution National Scale Combined With Local Expertise Market Leader with Scale Advantages

Appendix

Summary Quarterly Financials

(In millions, except per share data) *(Unaudited)*	1Q17	2Q17	3Q17	4Q17	FY17	1Q18	2Q18	3Q18	4Q18	FY18
Wallboard Volume (MSF)	818	891	842	906	3,457	914	929	826	878	3,548
Wallboard Price ($ / '000 Sq. Ft.)	$ 307	$ 303	$ 303	$ 311	$ 306	$ 311	$ 311	$ 312	$ 319	$ 313
Wallboard	$ 251	$ 270	$ 255	$ 282	$ 1,058	$ 285	$ 288	$ 256	$ 280	$ 1,110
Ceilings	86	85	82	87	341	100	102	90	96	387
Steel framing	84	96	94	100	374	105	103	97	107	412
Other products	128	140	132	145	546	153	155	142	153	603
Net sales	550	592	563	615	2,319	642	648	586	636	2,511
Cost of sales	371	399	377	414	1,561	437	436	390	430	1,693
Gross profit	179	193	186	201	759	205	212	195	206	819
Gross margin	*32.5%*	*32.6%*	*33.0%*	*32.7%*	*32.7%*	*31.9%*	*32.8%*	*33.4%*	*32.4%*	*32.6%*
Operating expenses:										
Selling, general and administrative expenses	135	150	147	153	585	156	160	156	162	634
Depreciation and amortization	16	17	18	18	69	16	17	16	16	66
Total operating expenses	151	167	166	171	654	172	177	173	178	699
Operating income	28	26	20	30	104	33	36	23	28	119
Other (expense) income:										
Interest expense	(8)	(7)	(7)	(7)	(29)	(8)	(8)	(8)	(8)	(31)
Change in fair value of financial instruments	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(0)	(5)	(6)
Write-off of discount and deferred financing costs	(5)	(1)	(0)	-	(7)	(0)	-	-	-	(0)
Other income, net	1	1	1	2	4	0	1	1	1	2
Total other expense, net	(12)	(8)	(7)	(6)	(33)	(7)	(8)	(7)	(13)	(35)
Income from continuing operations, before tax	15	18	14	25	72	25	28	15	15	84
Income tax expense (benefit)	6	1	5	10	23	10	10	(4)	5	21
Net income	$ 9	$ 17	$ 8	$ 14	$ 49	$ 15	$ 18	$ 20	10	63
Weighted average shares outstanding:										
Basic	38,201	40,943	40,943	40,956	40,260	40,971	41,006	41,036	41,048	41,015
Diluted	38,602	41,320	41,578	41,759	41,070	42,128	42,146	42,228	42,151	42,163
Net income per share:										
Basic	$ 0.24	$ 0.42	$ 0.20	$ 0.35	$ 1.21	$ 0.37	$ 0.44	$ 0.48	$ 0.24	$ 1.54
Diluted	$ 0.24	$ 0.42	$ 0.20	$ 0.34	$ 1.19	$ 0.36	$ 0.43	$ 0.47	$ 0.24	$ 1.49

Note: Fiscal year end April 30.

GMS GYPSUM MANAGEMENT & SUPPLY

12

Quarterly Net Sales

($ in millions) (Unaudited)	1Q17	2Q17	3Q17	4Q17	FY17	1Q18	2Q18	3Q18	4Q18	FY18
Base Business (1) (2)	$ 544	$ 561	$ 511	$ 558	**$ 2,173**	$ 586	$ 590	$ 526	$ 569	**$ 2,272**
Acquisitions (2)	6	31	52	57	**146**	56	58	59	66	**240**
Total Net Sales	**$ 550**	**$ 592**	**$ 563**	**$ 615**	**$ 2,319**	**$ 642**	**$ 648**	**$ 586**	**$ 636**	**$ 2,512**
Business Days	**63**	**65**	**62**	**63**	**253**	**64**	**65**	**62**	**63**	**254**
Net Sales by Business Day	**$ 8.7**	**$ 9.1**	**$ 9.1**	**$ 9.8**	**$ 9.2**	**$ 10.0**	**$ 10.0**	**$ 9.4**	**$ 10.1**	**$ 9.9**
Base Business Branches (3) (4)	185	188	188	189	**189**	190	190	191	191	**191**
Acquired Branches (4)	5	15	16	16	**16**	16	20	21	23	**23**
Total Branches	**190**	**203**	**204**	**205**	**205**	**206**	**210**	**212**	**214**	**214**

FY19 Business Days

1Q19	64 days
2Q19	65 days
3Q19	62 days
4Q19	63 days
FY19	254 days

Note: Fiscal year end April 30.
(1) When calculating our "base business" results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year.
(2) FY17 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY18 vs. FY17 comparative period.
(3) Includes greenfields, which we consider extensions of "base business."
(4) FY17 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions

GMS
GYPSUM MANAGEMENT & SUPPLY

13

Quarterly Net Income to Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		1Q17	2Q17	3Q17	4Q17	FY17	1Q18	2Q18	3Q18	4Q18	FY18
Net Income		**$ 9,163**	**$ 17,224**	**$ 8,227**	**$ 14,272**	**$ 48,886**	**$ 15,343**	**$ 18,023**	**$ 19,686**	**$ 9,919**	**$ 62,971**
Add: Interest Expense		7,577	7,154	7,431	7,198	29,360	7,500	7,917	7,871	8,107	31,395
Add: Write off of debt discount and deferred financing fees		5,426	1,466	211	-	7,103	74	-	-	-	74
Less: Interest Income		(43)	(35)	(23)	(51)	(152)	(23)	(26)	(44)	(84)	(177)
Add: Income Tax Expense (Benefit)		6,159	710	5,363	10,422	22,654	10,060	9,983	(4,488)	5,328	20,883
Add: Depreciation Expense		6,382	6,548	6,465	6,170	25,565	5,990	6,023	6,009	6,054	24,075
Add: Amortization Expense		9,413	10,820	11,851	11,591	43,675	10,355	10,690	10,481	9,928	41,455
EBITDA		**$ 44,077**	**$ 43,887**	**$ 39,525**	**$ 49,602**	**$ 177,091**	**$ 49,299**	**$ 52,610**	**$ 39,515**	**$ 39,252**	**$ 180,676**
Adjustments											
Stock appreciation rights expense (income)	(A)	(92)	(144)	(498)	882	148	590	642	631	455	2,318
Redeemable noncontrolling interests	(B)	292	2,531	256	457	3,536	866	164	340	498	1,868
Equity-based compensation	(C)	673	686	622	553	2,534	473	375	429	418	1,695
Severance and other permitted costs	(D)	140	118	57	(472)	(157)	205	113	7	256	581
Transaction costs (acquisition and other)	(E) ,(F)	654	1,827	305	(798)	1,988	159	88	75	3,049	3,370
Loss (gain) on disposal of assets		(198)	68	(114)	(94)	(338)	(390)	(207)	(51)	139	(509)
AEA management fee	(G)	188	-	-	-	188	-	-	-	-	-
Effects of fair value adjustments to inventory	(H)	164	457	155	170	946	-	187	89	48	324
Change in fair value of financial instruments	(I)	43	89	109	141	382	196	238	276	5,415	6,125
Secondary public offerings	(J)	-	-	-	1,385	1,385	631	-	894	-	1,525
Debt transaction costs	(K)	-	-	261	265	526	723	35	-	527	1,285
Total Add-Backs		**$ 1,864**	**$ 5,632**	**$ 1,153**	**$ 2,489**	**$ 11,138**	**$ 3,453**	**$ 1,635**	**$ 2,690**	**$ 10,805**	**$ 18,582**
Adjusted EBITDA		**$ 45,941**	**$ 49,519**	**$ 40,678**	**$ 52,091**	**$ 188,229**	**$ 52,752**	**$ 54,245**	**$ 42,205**	**$ 50,057**	**$ 199,258**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights.

F. Includes $1.186 million in other income recorded in the fourth quarter of fiscal 2017

G. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

I. Mark-to-market adjustments for certain financial instruments

J. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

K. Represents costs paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY

14

LTM Net Income to Pro Forma Adjusted EBITDA

Pro Forma Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		2018	2017	2016	2015
Net Income (Loss)		**$ 62,971**	**$ 48,886**	**$ 12,564**	**$ (11,697)**
Add: Interest Expense		31,395	29,360	37,418	36,396
Add: Write off of debt discount and deferred financing fees		74	7,103	-	-
Less: Interest Income		(177)	(152)	(928)	(1,010)
Add: Income Tax Expense		20,883	22,654	12,584	(6,626)
Add: Depreciation Expense		24,075	25,565	26,667	32,208
Add: Amortization Expense		41,455	43,675	37,548	31,957
EBITDA		**$ 180,676**	**$ 177,091**	**$ 125,853**	**$ 81,228**
Adjustments					
Stock appreciation rights expense	(A)	2,318	148	1,988	2,268
Redeemable noncontrolling interests	(B)	1,868	3,536	880	1,859
Equity-based compensation	(C)	1,695	2,534	2,699	6,455
AEA transaction related costs	(D)	-	-	-	837
Severance and other permitted costs	(E)	581	(157)	379	413
Transaction costs (acquisition and other)	(F)	3,370	1,988	3,751	1,891
(Gain) loss on disposal of assets		(509)	(338)	(645)	1,089
AEA management fee	(G)	-	188	2,250	2,250
Effects of fair value adjustments to inventory	(H)	324	946	1,009	5,012
Change in fair value of financial instruments	(I)	6,125	382	-	-
Secondary public offerings	(J)	1,525	1,385	19	2,494
Debt transaction costs	(K)	1,285	526	-	-
Total Add-Backs		**$ 18,582**	**$ 11,138**	**$ 12,330**	**$ 24,568**
Adjusted EBITDA		**$ 199,258**	**$ 188,229**	**$ 138,183**	**$ 105,796**
Contributions from acquisitions	(L)	1,280	9,500	12,093	8,064
Pro Forma Adjusted EBITDA		**$ 200,538**	**$ 197,729**	**$ 150,276**	**$ 113,860**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents non-recurring expenses related specifically to the AEA acquisition of GMS

E. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

F. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition

G. Represents management fees paid to AEA, which were discontinued after the IPO

H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

I. Mark-to-market adjustments for certain financial instruments

J. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

K. Represents costs paid to third party advisors related to debt refinancing activities

L. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition

GMS
GYPSUM MANAGEMENT & SUPPLY

15

Net Income to Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ in 000s)

(Unaudited)

		2015	2014 (1)	2013	2012
Net income (loss)		$ (11,697)	$(219,814)	$(182,627)	$ (7,830)
Income tax expense (benefit)		(6,626)	(240)	11,534	2,658
Discountinued operations, net of tax		-	-	-	(362)
Interest income		(1,010)	(922)	(798)	(885)
Interest expense		36,396	7,180	4,413	2,966
Change in fair value of mandatorily redeemable shares		-	200,004	198,212	8,952
Depreciation expense		32,208	16,042	11,665	7,840
Amortization expense		31,957	2,556	72	732
EBITDA		$ 81,228	$ 4,806	$ 42,471	$ 14,071
Adjustments					
Executive compensation	(A)	$ -	$ 2,447	$ 13,420	$ 8,266
Stock appreciation rights expense (benefit)	(B)	2,268	1,368	1,061	253
Redeemable noncontrolling interests	(C)	1,859	3,028	2,195	407
Equity-based compensation	(D)	6,455	28	82	(154)
AEA transaction related costs	(E)	837	67,964	230	133
Severance costs and other permitted costs	(F)	413	-	(30)	(205)
Transaction costs (acquisition and other)	(G)	1,891	-	-	-
Loss (gain) on disposal of assets		1,089	(864)	(2,231)	(556)
AEA management fee	(H)	2,250	188	-	-
Effects of fair value adjustments to inventory	(I)	5,012	8,289	-	-
Interest rate swap / cap mark-to-market	(J)	2,494	(192)	313	-
Pension withdrawal	(K)	-	-	-	10,179
Total Add-Backs		24,568	82,256	15,040	18,323
Adjusted EBITDA		$105,796	$ 87,062	$ 57,511	$ 32,394

Commentary

A. Represents compensation paid to certain executives who were majority owners prior to the AEA acquisition of GMS. Following the acquisition, these executives' compensation agreements were amended and, going forward, GMS does not anticipate additional adjustments

B. Represents non-cash compensation expenses related to stock appreciation rights agreements

C. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

D. Represents non-cash equity-based compensation expense related to the issuance of stock options

E. Represents non-recurring expenses related specifically to the AEA acquisition of GMS

F. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

G. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition

H. Represents management fees paid to AEA, which were discontinued after the IPO

I. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

J. Mark-to-market adjustments for certain financial instruments

K. Represents costs incurred in connection with withdrawal from a multi-employer pension plan

(1) FY14 is comprised of 11 month period (predecessor) and one month period (successor)

GMS
GYPSUM MANAGEMENT & SUPPLY

16

Quarterly Cash Flows

($ in millions) (Unaudited)	Historical									
	1Q17	2Q17	3Q17	4Q17	FY17	1Q18	2Q18	3Q18	4Q18	FY18
Net income	$ 9.2	$ 17.2	$ 8.2	$ 14.3	$ 48.9	15.3	$ 18.0	$ 19.7	$ 9.9	$ 63.0
Non-cash changes & other changes	(5.0)	11.5	23.8	30.1	60.4	(2.8)	13.3	14.9	35.3	60.8
Changes in primary working capital components:										
Trade accounts and notes receivable	(19.4)	0.0	16.1	(17.2)	(20.4)	(12.9)	(8.9)	36.4	(26.3)	(11.8)
Inventories	(17.1)	3.7	(12.3)	7.3	(18.4)	(3.3)	(4.0)	(16.3)	(11.2)	(34.8)
Accounts payable	1.7	(1.1)	(0.3)	(4.1)	(3.8)	9.5	5.1	(20.3)	17.1	11.4
Cash provided by (used in) operating activities	**(30.6)**	**31.3**	**35.6**	**30.4**	**66.7**	**5.9**	**23.5**	**34.4**	**24.9**	**88.6**
Purchases of property and equipment	(2.6)	(2.4)	(1.9)	(4.2)	(11.1)	(5.5)	(2.9)	(5.0)	(10.3)	(23.7)
Proceeds from sale of assets	0.8	0.5	1.9	0.8	4.0	1.4	0.5	0.4	0.5	2.9
Acquisitions of businesses, net of cash acquired	(26.6)	(113.4)	(6.0)	(4.5)	(150.4)	(3.1)	(15.3)	(5.2)	(4.8)	(28.3)
Cash (used in) provided by investing activities	**(28.3)**	**(115.3)**	**(6.0)**	**(7.9)**	**(157.5)**	**(7.2)**	**(17.7)**	**(9.7)**	**(14.6)**	**(49.2)**
Cash provided by (used in) financing activities	**49.7**	**90.5**	**(35.4)**	**(18.5)**	**86.3**	**6.5**	**(5.8)**	**(15.5)**	**(2.8)**	**(17.5)**
Increase (decrease) in cash and cash equivalents	(9.2)	6.6	(5.8)	4.0	(4.5)	5.2	0.0	9.2	7.5	21.9
Balance, beginning of period	19.1	9.8	16.4	10.6	19.1	14.6	19.7	19.8	28.9	14.6
Balance, end of period	**$ 9.8**	**$ 16.4**	**$ 10.6**	**$ 14.6**	**$ 14.6**	**19.7**	**$ 19.8**	**28.9**	**$ 36.4**	**$ 36.4**
Supplemental cash flow disclosures:										
Cash paid for income taxes	$ 6.5	$ 24.3	$ 9.0	$ 9.3	$ 49.2	$ 1.8	$ 26.7	$ 6.6	$ 3.9	$ 39.0
Cash paid for interest	$ 6.6	$ 6.6	$ 6.9	$ 6.4	$ 26.4	$ 6.8	$ 7.3	$ 7.1	$ 7.4	$ 28.6

GMS GYPSUM MANAGEMENT & SUPPLY
17

Reconciliation of SG&A to Adjusted SG&A & Organic SG&A

GAAP SG&A Reconciliation

(Unaudited) *($ in millions)*		1Q17	2Q17	3Q17	4Q17	FY2017	1Q18	2Q18	3Q18	4Q18	FY2018
SG&A - Reported		**$ 135.1**	**$ 149.8**	**$ 147.3**	**$ 153.0**	**$ 585.1**	**$ 156.1**	**$ 159.9**	**$ 156.3**	**$ 161.6**	**$ 633.9**
Adjustments											
Stock appreciation rights expense (benefit)	(A)	0.1	0.1	0.5	(0.9)	(0.1)	(0.6)	(0.6)	(0.6)	(0.5)	(2.3)
Redeemable noncontrolling interests	(B)	(0.3)	(2.5)	(0.3)	(0.5)	(3.5)	(0.9)	(0.2)	(0.3)	(0.5)	(1.9)
Equity-based compensation	(C)	(0.7)	(0.7)	(0.6)	(0.6)	(2.5)	(0.5)	(0.4)	(0.4)	(0.4)	(1.7)
Severance and other permitted costs	(D)	(0.1)	(0.1)	(0.1)	0.5	0.2	(0.2)	(0.1)	(0.0)	(0.3)	(0.6)
Transaction costs (acquisition and other)	(E)	(0.7)	(1.8)	(0.3)	0.8	(2.0)	(0.2)	(0.1)	(0.1)	(3.0)	(3.4)
Loss (gain) on disposal of assets		0.2	(0.1)	0.1	0.1	0.3	0.4	0.2	0.1	(0.1)	0.5
AEA management fee	(F)	(0.2)	-	-	-	(0.2)	-	-	-	-	-
Secondary Public Offering	(G)	-	-	-	(1.4)	(1.4)	(0.6)	-	(0.9)	-	(1.5)
Debt Related Costs	(H)	-	-	(0.3)	(0.3)	(0.5)	(0.7)	(0.0)	-	(0.5)	(1.3)
SG&A - Adjusted		**$ 133.4**	**$ 144.7**	**$ 146.4**	**$ 150.8**	**$ 575.3**	**$ 152.8**	**$ 158.7**	**$ 153.9**	**$ 156.3**	**$ 621.7**
SG&A - Acquistions	(I)	$ 1.2	$ 6.1	$ 12.5	$ 13.8	$ 33.5	$ 12.1	$ 13.7	$ 14.5	$ 14.4	$ 54.6
Organic Adjusted SG&A		**$ 132.2**	**$ 138.6**	**$ 133.9**	**$ 137.0**	**$ 541.7**	**$ 140.7**	**$ 145.0**	**$ 139.5**	**$ 141.9**	**$ 567.1**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights.

F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

G. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

H. Represents costs paid to third party advisors related to debt refinancing activities

I. Represents SG&A incurred by any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year

GMS
GYPSUM MANAGEMENT & SUPPLY

18

LTM Net Income to Pro Forma Adjusted EBITDA Including WSB Titan Pro Forma Adjusted EBITDA Reconciliation Commentary 19 Note: Titan figures converted at CAD/USD average monthly exchange rate of 0.7816. For illustrative purpose only. Not prepared in accordance with Regulation S-X pro forma requirements. Actual results may vary. See “Forward-Looking Statement Safe Harbor” on page 2 of this presentation. Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of share-based awards Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Mark-to-market adjustments for certain financial instruments Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition Represents the favorable impact to Adjusted EBITDA related to the conversion of existing GMS equipment operating leases to capital leases Represents Titan’s Adjusted EBITDA for the LTM 4/30/18 period. Based on 12/31/17 audited financial statements rolled forward April 2018’s unaudited results Represents the projected run-rate annual pre-tax procurement synergies associated with the combined company’s enhanced scale ( $ in 000s) LTM April 30, 2018 (Unaudited) Net Income (Loss) 62,971 $ Add: Interest Expense 31,395 Add: Write off of debt discount and deferred financing fees 74 Less: Interest Income (177) Add: Income Tax Expense 20,883 Add: Depreciation Expense 24,076 Add: Amortization Expense 41,454 EBITDA 180,676 $ Adjustments Stock appreciation rights expense (A) 2,318 Redeemable noncontrolling interests (B) 1,868 Equity-based compensation (C) 1,695 Severance and other permitted costs (D) 581 Transaction costs (acquisition and other) (E) 3,370 (Gain) loss on disposal of assets (509) Effects of fair value adjustments to inventory (F) 324 Change in fair value of financial instruments (G) 6,125 Secondary public offerings (H) 1,525 Debt transaction costs (I) 1,285 Total Add-Backs 18,582 $ Adjusted EBITDA 199,258 $ Contributions from acquisitions (J) 1,280 GMS Pro Forma Adjusted EBITDA (as reported) 200,538 $ Conversion of GMS operating leases (K) 23,000 Titan Adjusted EBITDA (L) 68,400 Cost Synergies (M) 10,000 Combined Pro Forma Adjusted EBITDA (1) 301,938 $

FY 2018 Pro Forma Adjusted EPS Reconciliation

Commentary

- Assuming the effects of tax reform and the acquisition of Titan were effective 5/1/2017, the table below reflects the estimated impact of both on Adjusted Net Income:

($ in millions, except share and per share data) (Unaudited)	FY 2018 Reported [(1)]	GMS Tax Adjustments [(6)]	FY 2018 GMS PF	Titan Acquisition [(9)]	FY 2018 Combined GMS PF [(10)]
Pre-Tax Income (Loss) (1)	$83.854		$83.854	($18.105)	$65.749
EBITDA Add-backs (2)	18.582		18.582	23.658	42.240
Write-off of discount and deferred financing fees	0.074		0.074		0.074
Cost synergies (3)				10.000	10.000
Estimated Pro-forma Interest (4)				(26.267)	(26.267)
Purchase Acct-Depr & Amort - Legacy				17.000	17.000
Purchase Acct-Depr & Amort - GMS	21.271		21.271	30.000	51.271
Adjusted Pre-Tax Income (5)	123.781	-	123.781	36.286	160.067
Adjusted Income Tax Expense (6)	39.077	(14.224)	24.853	10.660	35.513
Adjusted Net Income	**$84.704**	**$ 14.224**	**$98.928**	**$25.626**	**$124.554**
Effective Tax Rate - Pro-forma (7)	*31.6%*		*20.1%*		*22.2%*
Weighted average shares outstanding-Diluted (8)	42,163		42,163	1,129	43,292
Adjusted Net income per share-Diluted	**$2.01**	**$ 0.34**	**$2.35**	**$0.53**	**$2.88**

Accretion vs. FY 2018 GMS PF **+22.6%**

(1) As reported in GMS's June 28, 2018 earnings release statement and WSB Titan 12/31/17 audited results adjusted for January through April 2018 unaudited results.
(2) Titan EBITDA Add-Backs are related to agreements Titan has with former shareholders based on the achievement of certain performance measures as well as transaction-related costs.
(3) Represents the projected run-rate annual pre-tax procurement synergies associated with the combined company's enhanced scale.
(4) Estimated pro forma interest expense.
(5) As reported in GMS's June 28, 2018 earnings release statement.
(6) Calculated assuming all equipment was acquired under capital leases or purchased as opposed to operating leases and were, accordingly, 100% year-one tax deductible.
(7) Normalized cash tax rate based on the Tax Cuts and Jobs Act of 2017.
(8) Includes $35 million of rollover equity from Titan management, assuming a $31.00 share price of GMS common stock.
(9) Based on financial information provided by Titan, calculated using 12/31/17 audited financial statements rolled forward for January through April 2018's unaudited results.
(10) For illustrative purpose only. Not prepared in accordance with Regulation S-X pro forma requirements. Actual results may vary. See "Forward-Looking Statement Safe Harbor" on page 2 of this presentation.

GMS
GYPSUM MANAGEMENT & SUPPLY

20

www.gms.com